Exhibit 99.2

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made and effective as of June 10, 2004 by and among ABS Capital Partners III, L.P., Tarantella, Inc., a California corporation (each a “Seller” and collectively, the “Sellers”), Rainmaker Systems, Inc., a Delaware corporation (the “Company”), and the Purchasers identified in the signature pages attached hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Sellers desire to sell to the Purchasers and the Purchasers severally desire to purchase from the Sellers 7,003,565 shares of the common stock, par value $.001, of the Company owned by the Sellers (collectively, the “Seller Shares”).

WHEREAS, to facilitate the transaction, the Company has agreed to provide certain representations and warranties to the Purchasers, and to register for resale the Seller Shares sold by the Sellers hereunder for the benefit of the Purchasers in accordance with that certain Registration Rights Agreement made by and among the Sellers, Purchasers, and Company as defined therein, all in the form of Exhibit B as attached hereto (the “Registration Rights Agreement,” together with this Agreement and the Escrow Agreement, as that terms is defined herein, the “Transaction Documents”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Sellers, the Company and the Purchasers agree as follows:

ARTICLE I.

PURCHASE, ESCROW AND CLOSINGS

1.1 Purchase and Sale of Seller Shares. Subject to the satisfaction or waiver of the conditions set forth in Section 1.4, the Sellers hereby agree to sell, and the Purchasers severally and not jointly agree to purchase from the Sellers, the Seller Shares on the terms set forth in this Agreement in the allocations set forth on the signature pages. For the purposes of this Agreement, “Per Share Purchase Price” equals $1.85; “Investment Amount” means, with respect to each Purchaser, the investment amount indicated below such Purchaser’s name on the signature page of this Agreement; and “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement.

1.2	Escrow.

(a) An escrow account (the “Escrow Account”) will be established pursuant to an escrow agreement substantially in the form attached hereto as Exhibit A (the “Escrow Agreement”). Each Purchaser’s Investment Amount for the Seller Shares set forth on its signature page hereto will be delivered to the Escrow Account. Each Purchaser shall purchase from each Seller the number of shares of Company common stock as set forth opposite such Purchaser’s name on Exhibit C attached hereto. Such Purchaser’s Investment Amount shall be allocated to purchasing the shares of Company common stock being offered by ABS Capital Partners III, L.P. up to a total value of $12,020,926.30. Any remaining portion of Purchaser’s Investment Amount shall be allocated to purchasing the shares of Company common stock being offered by Tarantella, Inc.

(b) Concurrently with its execution of this Agreement each party to this Agreement will deliver or cause to be delivered to Roth Capital Partners, LLC (“RCP”):

(i) for each Purchaser, duly and validly executed copies of the Registration Rights Agreement, the Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A attached to the Registration Rights Agreement and all other documents required to be duly and validly executed and delivered by the Purchasers;

(ii) each Seller will deliver or cause to be delivered to RCP duly and validly executed copies of the Registration Rights Agreement, the Escrow Agreement, and all other documents required to be duly and validly executed and delivered by each Seller; and

(iii) the Company will deliver or cause to be delivered with RCP duly and validly executed copies of the Registration Rights Agreement, the Escrow Agreement, and all other documents required to be duly and validly executed and delivered by the Company.

(c) Prior to the Closing, each Seller will deliver to the Transfer Agent certificates representing the Seller Shares, together with such other documents as the Company and the Transfer Agent may require to effect the transfer of such shares to the name of the Purchasers, including executed stock powers and directions for the Transfer Agent to effect such transfer. The Company will use its reasonable best efforts to cause the Transfer Agent to reissue the Seller Shares in the name of each Purchaser so that Certificates registered in the name of each Purchaser will be issued to such Purchaser at the Closing.

1.3 Closing. On the business day following the satisfaction of the conditions set forth in Section 1.4, the Closing of the purchase of the Seller Shares shall occur at the offices of Bryan Cave LLP or such other time and location as the parties hereto shall mutually agree. At the Closing, RCP shall deliver:

(a) to each Purchaser, a certificate evidencing a number of shares of common stock, par value $.001, of the Company equal to such Purchaser’s Investment Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser, or such nominee name as designated by the Purchaser (collectively, the “Certificates”); and

(b) to all parties, copies of the executed Transaction Documents.

At the Closing, the Escrow Agent shall deliver or cause to be delivered the following in accordance with the escrow instructions contained in the Escrow Agreement (the “Closing”):

(a) to Roth Capital Partners, LLC (“RCP”) the amounts per Seller Share sold to the Purchasers hereunder due RCP in accordance with its agreements with each Seller, as the commissions and fees due to RCP for services rendered to each Seller in connection with the sale of the Seller Shares; and

(b) to each Seller, a Per Share Purchase Price of $1.85 for its Seller Shares, after deducting commissions and fees due RCP.

At the Closing, Company Counsel shall deliver their legal opinion, in agreed form, addressed to the Purchasers and RCP.

1.4 Closing Conditions. The Closing of the purchase and sale of Seller Shares is subject to:

(a) RCP receiving the Transaction Documents, duly executed by the Company, each Seller and each Purchaser.

(b) The Escrow Agent receiving the Investment Amounts of all Purchasers.

(c) All representations and warranties of the parties contained herein being true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date.

(d) As of the Closing, there shall have been no Material Adverse Effect (as defined in Section 2.1(c)) with respect to the Company since the date hereof.

(e) From the date hereof to the Closing, trading in the Company’s common stock shall not have been suspended or limited, or minimum prices shall not have been established on the Nasdaq National Market, nor shall a banking moratorium have been declared either by the United States or applicable state authorities.

(f) Each respective party hereto shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(g) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or by the Nasdaq Stock Market that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(h) The Company shall have delivered to RCP the Certificates.

(i) The Closing shall have occurred no later than June 15, 2004.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser (and any permitted assignees) as of the date hereof, and as of the Closing:

(a) Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. The Transaction Documents have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with its respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the “Enforceability Exceptions”). The Seller Shares have been duly authorized by all necessary corporate action and are validly issued and outstanding, fully paid and nonassessable, and upon the Closing each Purchaser, as the new record owner of such shares, shall be entitled to all rights accorded to a holder of the Company’s common stock.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including the sale of the Seller Shares hereunder) do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, or the by-laws and rules of the Nasdaq Stock Market to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a material adverse effect on (x) the condition, financial or otherwise, earnings, business, operations or prospects of the Company taken as a whole, (y) the legality, validity or enforceability of the Transaction Documents, or (z) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (x), (y) or (z), a “Material Adverse Effect”).

(d) No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Company of the transactions on its part contemplated by the Transaction Documents, except (i) the filing with the Securities and Exchange Commission (the “Commission”) of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, and (ii) those that have been made or obtained prior to the date of this Agreement.

(e) SEC Reports. The Company has filed all reports required to be filed by it under the Securities Exchange Act 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, or the rules and regulations thereunder, for the two years preceding the date hereof (the foregoing materials and any materials incorporated therein by reference being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements filed with the Commission as a part of the SEC Reports present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified therein, subject, in the case of interim financial statements, to the normal year-end adjustments which are not expected to be material in amount. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and in effect as of the date of the applicable financial statements and supporting schedules, as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and comply in all material respects with the Securities Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(g) Listing. The Seller Shares are listed on the Nasdaq Smallcap Market. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Smallcap Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements.

(h) Investment Company. The Company is not, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i) Form S-3 Eligibility. The Company is eligible to register the resale of the Seller Shares acquired by the Purchasers under Form S-3 promulgated under the Securities Act.

(j) Ownership and Rights. Each Seller is the sole record owner of its Seller Shares to be sold hereunder. No person has any preemptive right, or to the Company’s knowledge, any right of first refusal, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The purchase and sale of the Seller Shares under the Transaction Documents will not, immediately or with the passage of time, obligate the Company to issue shares of its common stock or other securities to any person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any securities, or otherwise trigger any other anti-dilution right or protection pursuant to agreements to which the Company is a party.

(k) Compliance. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(l) Trading Restrictions. The Company has waived any Company-imposed “trading window” restriction, if any, on each Seller’s sale of the Seller Shares pursuant to this Agreement to the extent this transaction would violate any trading policy of the Company as a result of the Closing Date occurring during any scheduled blackout period under such trading policy.

(m) Certain Registration Matters. Assuming the accuracy of the Purchasers’ and each Seller’s representations and warranties set forth in this Agreement, no registration under Section 5 of the Securities Act is required for the purchase and sale of the Seller Shares to the Purchasers under the Transaction Documents, except for the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement.

(n) Disclosure. Except for the existence of this transaction, the Company confirms that neither it nor, to its knowledge, any person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

2.2 Representations and Warranties of the Sellers. Each Seller, individually and not jointly, hereby makes the following representations and warranties to each Purchaser (and any permitted assignee) as of the date hereof, and as of the Closing:

(a) Organization. Such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization; Enforcement. Such Seller has the requisite corporate or similar power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of each of the Transaction Documents by such Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller in connection therewith. The Transaction Documents have been duly executed and delivered by such Seller and constitute valid and binding obligations of such Seller enforceable against it in accordance with its respective terms, except for the Enforceability Exceptions.

(c) No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Seller of the transactions on its part contemplated by the Transaction Documents, except (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, and (ii) those that have been made or obtained prior to the date of this Agreement.

(d) No Conflicts. The execution, delivery and performance by such Seller of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not result in a breach or violation of, or constitute a default under (with or without notice or lapse of time), any stockholders agreement, voting trust agreement, registration rights agreement or other agreement or instrument to which such Seller or any of its properties is bound or affected, and will not violate or conflict with any judgment, decree or order of any court or other governmental agency or any law, rule or regulation applicable to such Seller, in each case such as would have a Material Adverse Effect as defined in Section 2.1(c)(y) and (z) (substituting “Seller” for “Company”).

(e) Certain Registration Matters. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.3(c)-(f), no registration under Section 5 of the Securities Act is required for the purchase and sale of the Seller Shares to the Purchasers under the Transaction Documents, except for the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement.

(f) Ownership of Seller Shares. Each Seller owns its Seller Shares beneficially and of record, free and clear of any liens, encumbrances, equities or claims, except for restrictions on subsequent transfer imposed by the securities laws. Upon consummation of the Closing, each Purchaser will acquire good and marketable title to all Seller Shares purchased by such Purchaser, free and clear of all encumbrances, equities or claims created by or through each Seller, except for (i) restrictions created by such Purchaser and (ii) restrictions on subsequent transfers described in Article III of this Agreement.

(g) Non-Public Information. Except for this transaction, each Seller has no material non-public information regarding the Company and its affairs and each Seller has not provided any Purchaser or its agents or counsel with any information that constitutes material, non-public information regarding the Company or its business. Each Seller understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in the securities of the Company.

2.3 Representations and Warranties of the Purchasers. Each Purchaser hereby makes the following representations and warranties to the Sellers and the Company as of the date hereof, and as of the Closing.

(a) Organization. If an entity, Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.

(b) Authorization; Enforcement. Such Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary action on the part of the Purchaser. The Transaction Documents have been duly executed by such Purchaser, and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except for the Enforceability Exceptions.

(c) Investment Intent. Such Purchaser understands that the Seller Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Seller Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Seller Shares or any part thereof, has no present intention of distributing any of such Seller Shares and has no arrangement, agreement, or understanding (directly or indirectly) with any other persons regarding the distribution of any such Seller Shares (provided, however, that this representation and warranty shall not be in any way a limit on such Purchaser’s right to sell the Seller Shares pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws).

(d) Purchaser Status. At the time the Purchaser was offered the Seller Shares, it was, and at the date hereof it is, an Accredited Investor or a Qualified Institutional Buyer, as defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser is acquiring the Seller Shares hereunder in the ordinary course of its business. Such Purchaser is not a registered broker-dealer or an entity engaged in the business of being a broker-dealer under Section 15 of the Exchange Act.

(e) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Seller Shares, and has evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Seller Shares and is able to afford a complete loss of such investment.

(f) No General Solicitation. Such Purchaser is not purchasing the Seller Shares as a result of any advertisement, article, notice or other communication regarding the Seller Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or through any other general solicitation or general advertisement.

(g) Access to Information. Such Purchaser acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Seller Shares and the merits and risks of investing in the Seller Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser understands that it is not relying on any representation of any kind made by the Company or the Sellers regarding the Company, the Seller Shares or any other matter other than as set forth herein.

(h) Limited Ownership. The purchase by such Purchaser of the Seller Shares issuable to it at the Closing will not result in such Purchaser (individually or together with other person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the Company’s common stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the Company’s common stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. The Purchaser is not an officer, director, or to its knowledge an affiliate (as that term is defined under the federal securities laws) of the Company.

(i) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase the Seller Shares pursuant to the Transaction Documents, such decision has been independently made by such Purchaser and such Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Purchaser’s business and/or legal counsel in making such decision, nor on the legal or business advice of RCP or its counsel Bryan Cave LLP.

(j) Certain Trading Activities. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any short sales involving the Company’s securities) since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company or Roth Capital Partners, LLC regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any short sales involving the Company’s securities prior to the Effective Date (as such term is defined in the Registration Rights Agreement).

ARTICLE III.

OTHER AGREEMENTS OF THE PARTIES

3.1	Transfer Restrictions.

(a) The Seller Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Seller Shares other than pursuant to an effective registration statement, to the Company, to an affiliate (as defined under the federal securities laws) of a Purchaser or in connection with a pledge as contemplated in Section 3.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Seller Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) (i) The Purchasers understand that so long as is required by this Section 3.1(b), a legend shall be placed on the Seller Shares in the following form:

These securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to any available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the Company. These securities may be pledged in connection with a bona fide margin account with a registered broker-dealer or other loan with a financial institution that is an accredited investor or qualified institutional buyer as defined under the Securities Act.

(ii) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Seller Shares to a financial institution that is an Accredited Investor or Qualified Institutional Buyer as defined under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Seller Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledge, secured party or pledgor shall be required in connection therewith. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Seller Shares may reasonably request in connection with a pledge or transfer of the Seller Shares.

(c) Certificates evidencing the Seller Shares shall not contain any legend (including the legend set forth in Section 3.1(b)): (i) following a sale or transfer of such Seller Shares pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale or transfer of such Seller Shares pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Seller Shares are eligible for sale under Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

3.2 Ownership Reports; Press Release. The Sellers and Purchasers each agree to timely file any required reports under Sections 13 or 16 of the Exchange Act or otherwise relating to this transaction. By 8:30 a.m. (New York City time) on the Closing Date, the Company shall issue a press release disclosing the transactions contemplated hereby and shall on the Closing Date file a Form 8-K, attaching thereto the Transaction Documents. Until the press release has been issued, each Purchaser acknowledges and agrees that this transaction is confidential information pertaining to the Company, and that they may not use or disclose this information until released by the Company.

3.3 Non-Public Information. The Company and the Sellers each covenant and agree that following the Closing neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company or the Sellers believe constitutes material non-public information with respect to the Company, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

3.4 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the Effective Date (as that term is defined in the Registration Rights Agreement), the Company will not file any registration statement (other than on Form S-8 ) with the Commission with respect to any securities of the Company.

ARTICLE IV.

MISCELLANEOUS

4.1 Fees and Expenses. At the Closing, RCP shall pay to White & Case LLP up to $10,000, upon presentation of an invoice, as reimbursement to the Company for its legal fees in connection with the review of the Transaction Documents. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Sellers shall pay all stamp and other taxes and duties levied in connection with the sale of the Seller Shares.

4.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Rainmaker Systems, Inc.
1800 Green Hills Road
Scotts Valley, CA 95066
Facsimile: (831) 430-9705
Attn.: Chief Financial Officer

With a copy to:	White & Case LLP
Three Embarcadero Center, 22nd Floor
San Francisco, CA 94111
Facsimile: (415)544-0202
Attn.: Kevin B. Fisher, Esq.

If to a Seller:	ABS Capital Partners III, L.P.
400 East Pratt Street, Suite 910
Baltimore, MD 21202
Facsimile: (410) 246-5606

Tarantella, Inc.
425 Encinal Street
PO Box 1900
Santa Cruz CA, 95061
Facsimile: [ ]

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by each Seller, the Company, and the Purchasers holding not less than a majority of the Seller Shares sold hereunder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

4.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and represents that counsel has been consulted specifically as to this waiver. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding. For the purposes of this Agreement, “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

4.6 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

4.7 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Seller Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Seller Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

4.8 Independent Nature of Sellers’ Obligations and Rights. The obligations of each Seller under the Transaction Documents are several and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller under the Transaction Documents. The decision of each Seller to sell Seller Shares pursuant to the Transaction Documents has been made by such Seller independently of any other Seller. Nothing contained herein or in any Transaction Document, and no action taken by any Seller pursuant thereto, shall be deemed to constitute the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sellers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Seller acknowledges that no other Seller has acted as agent for such Seller in connection with making its sales hereunder and that no Seller will be acting as agent of such Seller in connection with monitoring its sales of the Seller Shares or enforcing its rights under the Transaction Documents. Each Seller shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Seller to be joined as an additional party to any proceeding for such purpose.

4.9 Third Party Beneficiary. Roth Capital Partners, LLC is a third party beneficiary of the Seller’s, Purchaser’s and Company’s representation, warranties, covenants and conditions hereunder.

4.10 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of a Purchaser arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other affiliate of such Purchaser or any investor, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

[SIGNATURE PAGES OF SELLER AND COMPANY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ABS CAPITAL PARTNERS III, L.P.

By:	/s/ Donald B. Hebb, Jr.
Title:	Managing Member of ABS Partners III, LLC; General Partner of ABS Capital Partners III, LP

TARANTELLA, INC.

By:	/s/ John M. Greeley
Title:	Chief Financial Officer

RAINMAKER SYSTEMS, INC.

By:	/s/ Martin Hernandez
Title:	President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE OF PURCHASERS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[PURCHASER]

By:_________________________________
Name:
Title:

Investment Amount: $

Tax I.D. Number:

Address for Notice:
________________
c/o _______________
__________________
_____________________
Telephone No.: (____) _________
Facsimile No.: (____) __________

With copies to:	___________________
___________________
___________________
Facsimile No.: (___) _____________
Attn:________________

EXHIBIT A

to Stock Purchase Agreement

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT

Rainmaker Systems, Inc., a Delaware corporation (“Issuer”), Wells Fargo Bank, N.A. (“Escrow Agent”), ABS Capital Partners III, L.P., Tarantella, Inc. (each a “Seller” and collectively, the “Sellers”), and Roth Capital Partners, LLC, a California limited liability corporation (“Placement Agent”), mutually agree as follows:

1. Purpose. The Issuer and Sellers have entered into an agreement (the “Purchase Agreement”) with certain specified purchasers to conditionally issue and sell shares of the Issuer’s Common Stock beneficially owned by each Seller (the “Common Stock”) (the “Offering”). The purpose of this Agreement is to provide an arrangement that will ensure that proceeds from the sale of the Common Stock, will not be disbursed until:

•	(x) at least $12,020,926 (the “Escrow Amount”) has been received from the Purchasers into the Escrow Account, (y) the Escrow Agent shall have received a certificate from the Issuer (with a copy to the Placement Agent) to the effect that the conditions to the Closing as required by Section 1.4 of the Purchase Agreement (to the extent such conditions relate to the Issuer) have been satisfied, and (z) the Escrow Agent shall have received the joint instruction of the Issuer, each Seller and the Placement Agent directing the disbursement of the funds in the Escrow Account on account of the Common Stock to be issued and sold at the Closing. For purposes of this agreement, “Closing” shall mean the date on which all conditions set forth in Section 1.4 of the Purchase Agreement are satisfied.

If any of the required amounts, certifications or instructions specified above shall not have been received by the termination dates specified in paragraph 10 below, then the Escrow Agent will return the appropriate portion of such funds as have been received for the Common Stock to the proposed purchasers and the conditional securities transactions terminated.

2. Escrow Amount. The minimum amount which must be deposited with the Escrow Agent and collected as “good funds” before any delivery to each Seller and the Placement Agent of proceeds from the sale of the Common Stock shall be $12,020,926 and is called the “Escrow Amount.” Additional amounts above the Escrow Amount shall also be disbursed in accordance with Section 11.

3. Appointment. Each Seller and the Placement Agent hereby appoint the Escrow Agent to serve as Escrow Agent for the purposes set forth herein and the Escrow Agent hereby accepts the appointment. The Issuer hereby agrees to such appointment.

4. Delivery of Proceeds. Pursuant to the Purchase Agreement, the Sellers have instructed each purchaser to deliver, or cause to be wired or deposited, to the Escrow Agent the Investment Amount for the Common Stock being offered and sold in the Offering. If any such

Investment Amount is delivered instead to the Placement Agent, then the Placement Agent shall promptly deliver or cause to be wired or deposited, promptly following receipt, to the Escrow Agent in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, all such received amounts. The delivery of the proceeds shall be accompanied by a duplicate copy of the confirmation of the customer purchase or a document which shall contain the purchaser’s name and address, the amount of Common Stock purchased and the amount paid therefor. In no event shall the Escrow Agent accept delivery of any proceeds, whether from the Placement Agent or any other person or entity, after the Escrow Agent has been notified by the Issuer, each Seller or the Placement Agent to stop accepting delivery of proceeds.

5. Check Collection Procedure; Rejected Purchasers. The Escrow Agent is hereby authorized to forward any and all checks received for collection and, upon collection of proceeds of each such check, deposit the collected proceeds in the Escrow Account. “Collection” shall mean the normal process by which a bank clears checks and collects funds thereon.

Any check returned unpaid to the Escrow Agent shall be held by the Escrow Agent pending instructions from the Issuer, each Seller and the Placement Agent. In such cases, the Escrow Agent will promptly notify the Issuer, each Seller and the Placement Agent of such return. Prior to disbursement of proceeds under Section 11, Escrow Agent shall charge back any returned item against the escrow account (defined below). After disbursement, each Seller will reimburse the Escrow Agent its pro rata portion for all returned checks, without regard for the reason of any return.

If the Sellers or Placement Agent rejects any or all offers to purchase shares of the Common Stock and delivers written instruction of such rejection to the Escrow Agent, (i) if the Escrow Agent has already received such funds by wire transfer or collected a proposed Purchaser’s funds, the Escrow Agent shall promptly issue a refund check to each rejected proposed Purchaser in an amount equal to such rejected proposed purchaser’s deposit (ii) if the Escrow Agent has not yet collected funds but has submitted a rejected proposed purchaser’s check for collection, the Escrow Agent shall promptly issue a check in the amount of the proposed purchaser’s check to the rejected proposed purchaser after clearance of such funds, and (iii) if the Escrow Agent has not yet submitted a rejected proposed purchaser’s check for collection, the Escrow Agent shall promptly remit the rejected proposed purchaser’s check directly to the rejected proposed purchaser. The Placement Agent will supply information to the Escrow Agent, in accordance with Section 12 sufficient for the Escrow Agent to perform its duties here under.

6. Separate Account. All moneys delivered to or collected by the Escrow Agent pursuant to this Agreement shall be deposited immediately by the Escrow Agent in a separate non-interest bearing account designated substantially as follows: “Roth Capital as Placement Agent for Rainmaker Systems, Inc. Escrow Account” (hereinafter sometimes referred to as “Escrow Account”). The Escrow Agent will provide its standard account statements to the Issuer, each Seller and Placement Agent. The Placement Agent shall be responsible for “sub accounting” to show the funds deposited in the Escrow Account by proposed purchasers for purposes of FDIC insurance.

7. Nature of Escrow Account The Escrow Account will be a non interest bearing deposit account.

8. Inspection. The parties agree that all records relating to transactions made pursuant to this Agreement and the Escrow Account shall be available, at all reasonable times, for inspection, examination and reproduction by the securities authorities in any state in which this Offering is registered, if any, such person’s delegate or representative, or any party hereto, or any representative of any of the parties hereto, and such persons are authorized to examine and audit the Escrow Account pursuant hereto and the Escrow Agent hereby is expressly authorized and directed to permit such examination and audit.

9. Ownership of Fund. Until the Escrow Amount is disbursed as provided in paragraph 11 hereof, all amounts deposited in the Escrow Account shall be considered the property of the various proposed purchasers of the Common Stock proportioned to the amount contributed by each proposed purchaser; provided, however, that, except in accordance with Section 10, no purchaser shall have the right to withdraw, revoke or rescind its deposit without the prior written consent of each Seller and the Placement Agent. The proceeds from the sale of such Common Stock pursuant to the Offering shall not become the property or assets of the Sellers or the Placement Agent, nor subject to their debts or obligations, unless and until the Escrow Amount has been disbursed to them.

10. Term. If the Escrow Amount is not deposited and collected on or before June 30, 2004, (which period may be extended for periods in the aggregate not to exceed an additional 30 days upon mutual written consent of the Issuer, the Sellers and the Placement Agent), the Escrow Agent shall comply with instructions from the purchasers for the return to each proposed purchaser of the amount of money paid and deposited by such proposed purchaser into the Escrow Account, and the disbursement shall be the property of such purchaser, free and clear of any and all claims of the parties hereto (other than returned check claims, if any, by the Escrow Agent) or of any of their creditors. At such time as the Escrow Amount and any additional funds deposited are either disbursed in accordance with paragraph 11 hereof or returned to the purchasers, the Escrow Agent shall be completely discharged and released of any and all further liabilities and obligations hereunder.

11. Disbursement of Funds After the Escrow Amount has been deposited and collected by the Escrow Agent, and after the conditions set forth in paragraph 1 and in the last sentence of this paragraph 11 have been satisfied, the Escrow Agent shall promptly distribute, in immediately available funds and any funds in the Escrow Account in accordance with written instructions delivered to the Escrow Agent signed by the Issuer, each Seller and the Placement Agent. The Issuer, each Seller and the Placement Agent each agree that the Escrow Agent needs no further written or other authority to distribute such funds. The Escrow Agent shall disburse such funds by delivery of a cashier’s check or by wire transfer, as instructed by the Issuer, each Seller and the Placement Agent, respectively. The Issuer, each Seller and the Placement Agent agree that no certificates evidencing Common Stock which was purchased (other than confirmations of sale) shall be issued except simultaneously with the release of the funds from the Escrow Account to each Seller and the Placement Agent (or to purchasers under paragraph 10); provided, however, that the Escrow Agent has no duty to verify the foregoing. Funds shall not be released by the Escrow Agent to each Seller or the Placement Agent unless (i) the Issuer acknowledges in writing to the Escrow Agent that either it or the purchasers have received, or the Placement Agent has made arrangements satisfactory to it for it or the purchasers to receive, certificates evidencing the Common Stock purchased with the amounts deposited in the Escrow Account and (ii) the Placement Agent, each Seller and the Issuer acknowledge in writing to the Escrow Agent that each purchaser has entered into the Purchase Agreement acceptable to the Placement Agent, each Seller and Issuer.

12. Escrow Agent’s Responsibility The parties agree to provide to the Escrow Agent all information necessary to facilitate the administration of this Agreement and the Escrow Agent may rely upon any representation so made. Nothing contained in this Agreement shall constitute the

Escrow Agent as trustee for any party hereto or impose on the Escrow Agent any duties or obligations other than those for which there is an express provision herein. Except as provided herein, the Escrow Agent shall have no responsibility or liability for delivery of the Escrow Amount. For all purposes connected herewith the Escrow Agent shall be entitled to assume that the parties hereto are exclusively entitled to their share of the Escrow Amount in accordance with this Agreement and are fully authorized and empowered, without affecting the rights of any third parties, to appoint the Escrow Agent as the Escrow Agent in accordance with the terms and provisions hereof. The Escrow Agent shall be obliged to render statements of account only with respect to the Escrow Amount deposited to the parties referred to herein and the Escrow Agent shall not be under any obligation to render any statements of account to any third parties unless the Escrow Agent so consents in writing. The Issuer and each Seller will not make any reference to Wells Fargo Bank, N.A. in connection with the Offering except with respect to its role as Escrow Agent hereunder; and in no event will the Issuer or Sellers state or imply that Escrow Agent has investigated or endorsed the Offering in any manner whatsoever.

13. Limitations on Liability It is understood that the Escrow Agent shall incur no liability, except for acts of gross negligence or willful misconduct, and be under no obligation to take any steps or action to assure that any funds are actually received by the Escrow Agent. None of the provisions hereof shall be construed so as to require the Escrow Agent to expend or risk any of its own funds or otherwise incur any liability in the performance of it duties under this Agreement and it shall be under no obligation to make any payment before all times for returns have expired and except out of the funds received, after deduction of its fees and expenses. The Escrow Agent shall incur no liability if it becomes illegal or impossible to carry out any of the provisions herein. The Escrow Agent shall not be required to take or be bound by notice of default of any person, or to take any action with respect to such default involving any expense or liability, unless written notice of such default is given to the Escrow Agent by the undersigned or any of them, and unless the Escrow Agent is indemnified in a manner satisfactory to it against such expense or liability. The Escrow Agent shall not be liable to any party hereto in acting upon any written notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be signed by the proper party or parties. The Escrow Agent will be entitled to treat as genuine and as the document it purports to be any letter, paper, telex or other document furnished or caused to be furnished to the Escrow Agent. The Escrow Agent shall have no liability with respect to any good faith action taken or allowed by it hereunder, except for acts of gross negligence or willful misconduct. The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake or fact or law, except for acts of gross negligence or willful misconduct, or for anything which it may do or refrain from doing in connection herewith, and the Escrow Agent shall have no duties to anyone except those signing this Agreement. The Escrow Agent may consult with legal counsel in the event of any dispute or questions as the interpretation or construction of this Agreement or the Escrow Agent’s duties hereunder. In addition, the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel, except for acts of gross negligence or willful misconduct. In the event of any disagreement between the undersigned or any person or persons named in this Agreement, and any other person, resulting in adverse claims and demands being made in connection with or for any money involved herein or effected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claims or demands, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them, or to any person named in this Agreement, for its refusal to comply with such conflicting or adverse demands; and the Escrow Agent shall be entitled to continue so to refrain and refrain and refuse so to act until (i) the rights of the adverse claimants have been finally adjudicated in a court or by arbitration as set forth below assuming and having jurisdiction of the parties and the money involved herein and affected hereby; or (ii) all differences have been adjudicated by agreement and the Escrow Agent has been notified thereof in writing by all of the persons interested.

14. Resignation of the Escrow Agent The Escrow Agent reserves the right to resign as the Escrow Agent at any time by giving thirty (30) business days written notice thereof to all parties at the last known address. Upon notice or resignation by the Escrow Agent, the undersigned agree that the Escrow Agent may deliver the deposited funds, upon payment in full of all fees due the Escrow Agent to such replacement Escrow Agent. If no notice is promptly received from the undersigned and the replacement Escrow Agent, the Escrow Agent may petition any court of competent jurisdiction for disposition of the assets and the Escrow Agent shall thereby be released from any and all responsibility and liability to the parties hereto.

15. Disputes If at any time a dispute shall exist as to the duty of the Escrow Agent under the terms hereof or if the funds deposited hereunder are not withdrawn on or before 30 days after termination of the Offering, the Escrow Agent may deposit the funds in the Escrow Account with the Clerk of the Superior Court of the County of Orange, State of California, and may interplead the parties hereto. Upon so depositing such funds and filing its complaint in interpleader, the Escrow Agent shall be released from all liability, under the terms hereof, as to the funds so deposited. The parties hereto for themselves consent and agree to the jurisdiction of said Court, and do hereby appoint the Clerk of the said Court as their agent for the service of all process in connection with the proceedings mentioned in this paragraph.

16. Governing Law and Captions This Agreement shall be governed and interpreted by the laws of the State of California. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect the construction or effect of this Agreement.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. Escrow Agent Fees All fees, costs and expenses of the Escrow Agent for its services hereunder including normal charges and expenses for unpaid items, shall be paid by the Placement Agent, and no such fees, costs or expenses shall be paid out of or chargeable to the Escrow Account. In the event that any dispute arises out of this Agreement, do to no fault on the part of the Escrow Agent, and the Escrow Agent is required to retain legal counsel, the Placement Agent agrees to reimburse the Escrow Agent for any reasonable out of pocket legal expenses, upon presentation of documentation satisfactory to the Placement Agent.

19. Amendments, Modifications, etc. This Agreement may be amended, modified, superseded or canceled only by a written instrument executed by each Seller and the Placement Agent and consented to in writing by the Escrow Agent and the Issuer. Any of the terms and conditions hereof may be waived only by a written instrument executed by the party waiving compliance therewith. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party’s right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any terms, of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term of this Agreement.

20. Notices. All notices hereunder shall be made in writing to the parties at the addresses listed below or at such other address as shall be given by mail with postage paid and certified or registered or by facsimile or personal delivery to the respective parties and three (3) days following the date of such mailing or the date of such facsimile or personal delivery, shall be deemed the date of the giving of such notice.

WELLS FARGO BANK, N.A.

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

Facsimile: (213) 614-3353

Attn: Sandy Chan

RAINMAKER SYSTEMS, INC.

1800 Green Hills Road

Scotts Valley, CA 95066

Facsimile: (831) 430-9705

Attn.: Chief Financial Officer

ABS CAPITAL PARTNERS III, L.P.

400 East Pratt Street, Suite 910

Baltimore, MD 21202

Facsimile: (410) 246-5606

Attn: James Stevenson

TARANTELLA, INC.

425 Encinal Street

PO Box 1900

Santa Cruz, CA 95061

Facsimile: (831) 427-5400

Attn: John M. Greeley

ROTH CAPITAL PARTNERS, LLC

24 Corporate Plaza

Newport Beach, CA 92990

Facsimile: (949) 720-7223

Attn: Gordon Roth

Dated: June 4, 2004

RAINMAKER SYSTEMS, INC.
(Issuer)

By:
(Signature)

WELLS FARGO BANK, N.A.
(Escrow Agent)

By:
(Signature)

ABS CAPITAL PARTNERS III, L.P.
(Seller)

By:	ABS Partners III, L.L.C.
(Signature)
Name:	Donald B. Hebb, Jr.
Title:	Managing Member

TARANTELLA, INC.
(Seller)

By:
(Signature)

ROTH CAPITAL PARTNERS, LLC
(Placement Agent)

By:	Gordon Roth
Authorized Signatory
(Signature)

HOLD HARMLESS AND INDEMNIFICATION AGREEMENT

This Hold Harmless and Indemnification Agreement is entered into by Wells Fargo Bank, N.A. (“Bank”), Roth Capital Partners, LLC (“Placement Agent”), ABS Capital Partners III, L.P. and Tarantella, Inc. (each a “Seller” and collectively, the “Sellers”).

WHEREAS, Bank and Placement Agent have agreed to enter into that certain Escrow Agreement, dated June 4, 2004 for the purpose of providing an arrangement that will ensure that proceeds from the sale of Issuer’s securities beneficially owned by each Seller will not be disbursed until specified certificates and instructions are delivered to, and at least the minimum amount of funds, each as proscribed in the Escrow Agreement, are deposited with, the Bank.

NOW, THEREFORE, in consideration of Bank’s agreeing to act as escrow agent pursuant to the terms and conditions of the Escrow Agreement, Placement Agent and each Seller do hereby agree to indemnify Bank, its officers, directors, agents, and employees, defend and hold the same harmless for and against any and all claims, liability, actions, losses, costs, damages or expenses, including attorneys’ fees and expenses, which Bank may sustain or incur, directly or indirectly, by reason of, or in consequence of, Bank’s acting or failing to act as escrow agent, including but not limited to Bank’s release of any funds in the Escrow Account, except to the extent such loss is caused by the gross negligence or willful misconduct of the Bank.

FURTHERMORE, Placement Agent and each Seller hereby represent and warrant that they have the capacity to grant this indemnity hereunder and that the undersigned parties are duly authorized to execute the same on their behalf.

PLACEMENT AGENT:		BANK:

Roth Capital Partners, LLC		Wells Fargo Bank, N.A.

By:		By:
Name:	Gordon Roth	Name:
Authorized Signatory		Title:

SELLER:		SELLER:
ABS Capital Partners III, L.P.		TARANTELLA, INC.
By:	ABS Partners III, L.L.C.
By:
Name:	Donald B. Hebb, Jr.	Name:
Title:	Managing Member	Title:

EXHIBIT B

to Stock Purchase Agreement

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Exhibit 99.3 to Form 8-K filed by Rainmaker Systems, Inc., on June 18, 2004.]

EXHIBIT C

to Stock Purchase Agreement

LIST OF PURCHASERS

1. SPECIAL SITUATIONS FUND – TOTAL – (2,750,000 SHARES)

(1,490,000 Shares)

Legal Name: Special Situations Fund III, L.P.

(450,000 Shares)

Legal Name: Special Situations Cayman Fund, L.P.

(425,000 Shares)

Legal Name: Special Situations Private Equity Fund, L.P.

(60,000.00 Shares)

Legal Name: Special Situations Technology Fund, L.P.

(325,000 Shares)

Legal Name: Special Situations Technology Fund II, L.P.

2. WALKER SMITH CAPITAL – TOTAL – (1,000,000 SHARES)

(109,200 Shares)

Legal Name: WS Opportunity Fund (QP), L.P.

(88,400 Shares)

Legal Name: WS Opportunity Fund, L.P.

(120,400 Shares)

Legal Name: WS Opportunity Fund International, Ltd.

(280,900 Shares)

Legal Name: Walker Smith Capital (QP), L.P.

(52,400 Shares)

Legal Name: Walker Smith Capital, L.P.

(348,700.00 Shares)

Legal Name: Walker Smith International Fund, Ltd.

3. GRUBER & MCBAINE – TOTAL – (800,000 SHARES)

(400,000 Shares)

Legal Name: Lagunitas Partners LP

(100,000 Shares)

Legal Name: Gruber & McBaine International

(140,000 Shares)

Legal Name: Trustees of Hamilton College

(120,000.00 Shares)

Legal Name: Jon D. Gruber & Linda W. Gruber

(40,000 Shares)

Legal Name: J. Patterson McBaine

4. THE LYNCH FOUNDATION – TOTAL – (645,000 SHARES)

(140,914 Shares)

Legal Name: Peter S. Lynch Charitable Remainder Trust u/a 12/28/99

(180,000 Shares)

Legal Name: The Lynch Foundation

(220,399 Shares)

Legal Name: Peter and Carolyn Lynch JWROS

(19,101 Shares)

Legal Name: Lynch Childrens Trust FBO Mary Lynch

(20,519 Shares)

Legal Name: Peter S. Lynch Charitable Lead Annuity Trust u/a 3/27/96

(22,549 Shares)

Legal Name: Peter S. Lynch Charitable Unitrust u/a 03/03/97

(21,261 Shares)

Legal Name: Lynch Childrens Trust FBO Elizabeth Lynch

(20,257 Shares)

Legal Name: Lynch Childrens Trust FBO Anne Lynch

5. CWH ASSOCIATES, INC. – TOTAL – (400,000 SHARES)

(110,000 Shares)

Legal Name: Worthington Growth, LP

(230,000 Shares)

Legal Name: Advantage Advisers Sawgrass Fund, LLC

(60,000 Shares)

Legal Name: Advantage Advisers Sawgrass Fund International, Ltd.

6. C.E. UNTERBERG, TOWBIN – TOTAL – (270,000 SHARES)

(32,400 Shares)

Legal Name: UT Technology Partners II, L.P.

(216,000 Shares)

Legal Name: UT Technology Partners I, L.P.

(21,600 Shares)

Legal Name: UT Technology Fund, LTD.

7. OSIRIS INVESTMENT PARTNERS, LP – TOTAL – (200,000 SHARES)

(200,000 Shares)

Legal Name: Osiris Investment Partners, LP

8. SANDOR CAPITAL – TOTAL – (200,000 SHARES)

(200,000 Shares)

Legal Name: Sandor Capital Master Fund, L.P.

9. GEDULD CAPITAL MANAGEMENT – TOTAL – (200,000 SHARES)

(125,000 Shares)

Legal Name: Geduld Capital Management, LLC

(75,000.00 Shares)

Legal Name: Irwin Geduld Revocable Trust

10. CONQUEST CAPITAL – TOTAL – (165,065 SHARES)

(165,065 Shares)

Legal Name: Bonanza Fund, LP

11. PRECEPT CAPITAL – TOTAL – (110,000 SHARES)

(110,000 Shares)

Legal Name: Precept Capital Master, G.P.

12. DIKER MANAGEMENT – TOTAL – (125,000 SHARES)

(69,162 Shares)

Legal Name: Diker Value-Tech QP Fund, LP

(55,838 Shares)

Legal Name: Diker Value-Tech Fund, LP

13. BUZZY GEDULD – TOTAL – (138,500 SHARES)

(138,500 Shares)

Legal Name: Cougar Trading, LLC

Total Shares: 7,003,565